First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2007				2006					2005		2004
	Sept. 30/ YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	Dec. 31/ YTD
Period-End Balance Sheet
Total assets	$7,884,345	$7,884,345	$8,055,358	$8,235,110	$8,441,526	$8,441,526	$8,596,864	$8,692,828	$8,715,524	$7,210,151	$7,210,151	$6,863,381
Securities HTM - amortized cost	92,913	92,913	104,152	103,697	91,380	91,380	98,745	116,707	121,012	56,772	56,772	64,576
Securities HTM - fair market value	93,151	93,151	104,317	103,951	91,602	91,602	99,019	116,922	121,026	56,791	56,791	64,618
Securities AFS - fair market value	1,924,357	1,924,357	2,183,450	2,296,375	2,442,674	2,442,674	2,561,962	2,593,715	2,654,189	2,286,630	2,286,630	2,179,438
Mortgages held for sale	1,408	1,408	5,665	3,674	4,760	4,760	6,186	3,000	3,050	4,301	4,301	4,251
Loans:
Commercial and industrial	1,522,270	1,522,270	1,544,210	1,541,544	1,547,081	1,547,081	1,584,626	1,550,730	1,524,978	1,161,660	1,161,660	1,146,168
Agricultural	158,015	158,015	156,594	175,554	158,305	158,305	149,453	140,440	134,708	131,689	131,689	107,059
Real estate - commercial	1,853,088	1,853,088	1,814,315	1,858,557	1,852,557	1,852,557	1,873,539	1,873,402	1,811,045	1,729,009	1,729,009	1,493,855
Real estate - construction	621,613	621,613	597,961	589,549	583,761	583,761	565,707	539,915	463,367	413,286	413,286	427,248
Real estate - 1-4 family	200,694	200,694	206,506	211,489	215,464	215,464	213,614	220,377	349,934	143,286	143,286	92,512
Direct consumer	533,885	533,885	538,662	552,809	573,128	573,128	587,556	601,420	625,189	570,042	570,042	576,691
Indirect consumer	41,907	41,907	51,610	64,118	78,648	78,648	95,059	115,061	132,914	157,219	157,219	291,745

Total loans	4,931,472	4,931,472	4,909,858	4,993,620	5,008,944	5,008,944	5,069,554	5,041,345	5,042,135	4,306,191	4,306,191	4,135,278
Other Assets:
Other earning assets	20,865	20,865	20,734	17,868	5,081	5,081	3,330	4,399	5,464	1,607	1,607	330
Total earning assets	6,971,015	6,971,015	7,223,859	7,415,234	7,552,839	7,552,839	7,739,777	7,759,166	7,825,850	6,655,501	6,655,501	6,383,873
Corporate owned life insurance	201,418	201,418	199,396	197,421	196,598	196,598	194,632	193,048	194,333	156,441	156,441	151,359
Intangibles:
Goodwill	262,195	262,195	262,196	262,195	262,195	262,195	262,229	266,037	264,900	85,962	85,962	84,547
Other intangibles	27,146	27,146	28,251	29,357	30,463	30,463	31,610	32,766	29,939	10,035	10,035	12,165

Total intangibles	289,341	289,341	290,447	291,552	292,658	292,658	293,839	298,803	294,839	95,997	95,997	96,712
Deposits:
Demand deposits	1,082,068	1,082,068	1,070,528	1,073,065	1,124,081	1,124,081	1,068,815	1,125,448	1,105,452	976,557	976,557	922,540
Interest bearing deposits	4,752,107	4,752,107	4,744,216	4,834,377	5,043,135	5,043,135	5,160,575	5,132,737	4,945,387	4,171,275	4,171,275	3,982,838

Total deposits	5,834,175	5,834,175	5,814,744	5,907,442	6,167,216	6,167,216	6,229,390	6,258,185	6,050,839	5,147,832	5,147,832	4,905,378
Fed funds purchased and repurchase agreements	514,438	514,438	573,064	598,035	612,608	612,608	520,616	912,806	803,943	746,057	746,057	704,589
Other borrowed funds	484,064	484,064	599,126	639,621	569,660	569,660	774,700	499,747	825,141	548,475	548,475	513,743
Subordinated debt	227,948	227,948	226,118	228,274	228,674	228,674	228,747	226,128	227,472	130,092	130,092	129,294
Stockholders' equity	727,928	727,928	741,060	753,988	751,014	751,014	745,869	694,938	688,484	544,068	544,068	532,038
Stockholders' equity, excluding OCI	$764,313	$764,313	$776,208	$770,326	$766,302	$766,302	$747,543	$728,113	$711,032	$552,352	$552,352	$521,923

Average Balance Sheet
Total assets	$8,148,827	$7,991,143	$8,151,473	$8,307,340	$8,255,764	$8,502,699	$8,597,152	$8,668,348	$7,237,200	$7,042,670	$7,201,290	$6,860,245
Securities - HTM taxable	9,882	9,306	9,797	10,555	9,848	9,588	9,888	9,936	9,984	10,644	10,306	11,826
Securities - HTM tax-exempt	90,217	88,407	97,716	84,485	91,046	86,951	96,413	114,720	65,808	52,611	41,061	50,079
Securities - AFS taxable	1,366,406	1,310,385	1,371,869	1,418,147	1,515,276	1,493,117	1,569,185	1,596,625	1,400,563	1,587,973	1,595,861	1,412,866
Securities - AFS tax-exempt	904,043	864,559	896,428	952,104	998,727	1,021,820	1,037,147	1,041,464	892,653	643,422	739,753	658,998
Total loans	4,950,984	4,895,800	4,944,483	5,013,967	4,869,360	5,046,665	5,037,574	5,063,873	4,319,484	4,214,750	4,295,483	4,143,067
Other earning assets	31,702	29,798	33,590	31,741	10,892	10,459	8,552	10,767	13,853	7,917	9,572	30,344

Total earning assets	7,353,234	7,198,255	7,353,883	7,510,999	7,495,149	7,668,600	7,758,759	7,837,385	6,702,345	6,517,317	6,692,036	6,307,180
Deposits:
Demand deposits	1,056,699	1,051,292	1,061,987	1,056,880	1,052,413	1,086,979	1,083,334	1,106,177	931,104	931,711	950,523	894,093
Savings deposits	742,378	774,133	746,702	705,543	653,321	679,681	674,039	697,663	560,364	615,324	576,291	646,214
NOW accounts	906,007	941,488	905,683	870,064	924,539	936,793	992,916	991,743	774,166	893,706	836,264	921,635
Money market deposits	861,703	864,001	858,639	862,452	867,775	882,627	919,889	948,992	717,199	672,411	674,351	732,456

Core transactional deposits	3,566,787	3,630,914	3,573,011	3,494,939	3,498,048	3,586,080	3,670,178	3,744,575	2,982,833	3,113,152	3,037,429	3,194,398
Time deposits > $100,000	833,671	822,079	844,232	834,844	746,036	854,693	805,129	699,235	621,877	604,270	630,323	510,490
Time deposits < $100,000	1,513,044	1,386,797	1,491,777	1,663,599	1,683,866	1,713,424	1,731,613	1,760,261	1,527,599	1,361,440	1,459,305	1,185,868

Total time deposits	2,346,715	2,208,876	2,336,009	2,498,443	2,429,902	2,568,117	2,536,742	2,459,496	2,149,476	1,965,710	2,089,628	1,696,358

Total deposits	5,913,502	5,839,790	5,909,020	5,993,382	5,927,950	6,154,197	6,206,920	6,204,071	5,132,309	5,078,862	5,127,057	4,890,756
FFP, repos, other borrowed funds	1,160,567	1,093,068	1,162,315	1,227,797	1,339,826	1,265,370	1,343,671	1,447,591	1,303,041	1,235,205	1,334,883	1,253,419
Subordinated debt	227,683	226,180	228,229	228,667	206,449	228,746	226,187	227,460	142,236	130,377	130,414	128,454
Total funding sources	7,301,752	7,159,038	7,299,564	7,449,846	7,474,225	7,648,313	7,776,778	7,879,122	6,577,586	6,444,444	6,592,354	6,272,629
Stockholders' equity	753,968	741,820	760,010	760,277	695,020	762,535	724,695	698,388	592,263	538,515	541,351	530,721

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2007				2006					2005		2004
	Sept. 30/ YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	Dec. 31/ YTD
Income Statement
Interest income	$362,350	$120,090	$120,671	$121,589	$476,409	$125,397	$126,437	$123,050	$101,525	$366,700	$100,030	$315,342
Interest expense	180,319	59,393	59,707	61,219	224,550	62,634	60,764	57,092	44,060	130,850	40,681	86,478

Net interest income	182,031	60,697	60,964	60,370	251,859	62,763	65,673	65,958	57,465	235,850	59,349	228,864
Loan loss provision	5,191	470	1,761	2,960	10,229	3,865	2,715	2,059	1,590	8,930	2,780	12,923
Service charges on deposit accounts	33,029	11,959	11,483	9,587	40,036	10,594	10,971	10,847	7,624	30,199	8,308	28,837
Trust and investment management fees	11,640	3,934	3,916	3,790	14,269	3,666	3,736	3,695	3,172	12,593	3,059	11,888
Other service charges, commissions, and fees	16,859	5,601	6,099	5,159	20,135	5,362	5,471	4,837	4,465	17,572	4,479	15,147
Card-based fees	11,946	4,054	4,181	3,711	13,777	3,712	3,734	3,762	2,569	10,207	2,615	9,252

Subtotal, total fee-based revenue	73,474	25,548	25,679	22,247	88,217	23,334	23,912	23,141	17,830	70,571	18,461	65,124
Corporate owned life insurance income	5,916	2,023	1,982	1,911	7,616	1,966	2,206	1,940	1,504	5,163	1,437	4,939
Security (losses) gains, net	(760)	(5,165)	961	3,444	4,269	3,371	509	20	369	(3,315)	(6,152)	8,222
(Losses) on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	(2,653)
Other income	4,088	989	2,001	1,098	3,181	982	364	166	1,669	2,193	664	3,749

Total noninterest income	82,718	23,395	30,623	28,700	103,283	29,653	26,991	25,267	21,372	74,612	14,410	79,381
Salaries and employee benefits	83,912	27,354	29,008	27,550	106,201	26,507	27,023	27,039	25,632	95,179	23,991	92,171
Occupancy and equipment expense	24,370	8,266	7,976	8,128	30,380	7,747	8,133	7,911	6,589	25,173	6,457	24,862
Other real estate expense, net	439	397	71	(29)	843	96	175	449	123	931	175	1,272
Other intangibles amortization	3,317	1,106	1,105	1,106	4,039	1,148	1,156	1,175	560	2,130	532	2,130
Acquisition and restructure charges	36	—	—	36	1,753	—	—	1,753	—	—	—	650
Other expenses	36,799	12,858	12,577	11,364	49,399	12,297	12,631	13,663	10,808	42,290	11,423	42,253

Total noninterest expense	148,873	49,981	50,737	48,155	192,615	47,795	49,118	51,990	43,712	165,703	42,578	163,338
Pre-tax earnings	110,685	33,641	39,089	37,955	152,298	40,756	40,831	37,176	33,535	135,829	28,401	131,984
Income taxes	25,108	6,404	9,778	8,926	35,052	9,228	9,616	8,441	7,767	34,452	5,771	32,848

Net income	$85,577	$27,237	$29,311	$29,029	$117,246	$31,528	$31,215	$28,735	$25,768	$101,377	$22,630	$99,136

Basic earnings per share	$1.73	$0.55	$0.59	$0.58	$2.39	$0.63	$0.63	$0.58	$0.55	$2.22	$0.50	$2.13
Diluted earnings per share	$1.71	$0.55	$0.59	$0.58	$2.37	$0.63	$0.62	$0.57	$0.55	$2.21	$0.49	$2.12
Weighted average shares outstanding	49,554	49,134	49,617	49,921	49,102	49,991	49,940	49,896	46,532	45,567	45,390	46,469
Weighted average diluted shares outstanding	49,915	49,447	49,984	50,322	49,469	50,392	50,315	50,244	46,879	45,893	45,753	46,860
Tax equivalent adjustment (1)	$15,670	$4,988	$5,252	$5,430	$23,551	$5,882	$6,132	$6,383	$5,154	$16,080	$4,351	$17,440
Net interest income (FTE) (1)	$197,701	$65,685	$66,216	$65,800	$275,410	$68,645	$71,805	$72,341	$62,619	$251,930	$63,700	$246,304

Stock and related per share data:
Book value	$14.94	$14.94	$14.97	$15.16	$15.01	$15.01	$14.92	$13.92	$13.81	$11.99	$11.99	$11.55
Tangible book value	9.00	9.00	9.10	9.30	9.16	9.16	9.04	7.93	7.89	9.87	9.87	9.45
Dividends declared per share	0.885	0.295	0.295	0.295	1.120	0.295	0.275	0.275	0.275	1.015	0.275	0.90
Market price - period high	39.31	36.62	38.17	39.31	39.52	39.52	38.89	37.52	37.14	39.25	39.25	38.30
Market price - period low	31.87	31.87	34.82	36.00	32.62	36.62	34.42	34.64	32.62	31.25	34.66	31.13
Closing price at period end	$34.16	$34.16	$35.51	$36.75	$38.68	$38.68	$37.89	$37.08	$36.57	$35.06	$35.06	$36.29
Closing price to book value	2.3	2.3	2.4	2.4	2.6	2.6	2.5	2.7	2.6	2.9	2.9	3.1
Period end shares outstanding	48,735	48,735	49,494	49,747	50,025	50,025	50,001	49,925	49,866	45,387	45,387	46,065
Period end treasury shares	12,591	12,591	11,832	11,579	11,301	11,301	11,325	11,401	11,460	11,540	11,540	10,862
Number of shares repurchased	1,470	792	338	340	23	1	10	10	2	857	—	897
Common dividends	$43,829	$14,509	$14,622	$14,698	$56,033	$14,779	$13,769	$13,749	$13,736	$46,238	$12,502	$42,567

Other Key Ratios/Data:
Return on average equity (2)	15.18%	14.57%	15.47%	15.48%	16.87%	16.40%	17.09%	16.50%	17.64%	18.83%	16.58%	18.68%
Return on average assets (2)	1.40%	1.35%	1.44%	1.42%	1.42%	1.47%	1.44%	1.33%	1.44%	1.44%	1.25%	1.45%
Net interest margin (1)	3.59%	3.63%	3.61%	3.53%	3.67%	3.57%	3.69%	3.70%	3.76%	3.87%	3.79%	3.91%
Yield on average earning assets (1)	6.87%	6.91%	6.86%	6.83%	6.67%	6.81%	6.79%	6.62%	6.43%	5.87%	6.20%	5.28%
Cost of funds	3.86%	3.86%	3.84%	3.88%	3.50%	3.79%	3.60%	3.38%	3.16%	2.37%	2.86%	1.61%
Efficiency ratio (1)	52.06%	51.87%	52.13%	52.19%	50.53%	49.56%	49.06%	52.12%	51.51%	49.44%	49.76%	50.11%
Net noninterest expense ratio (2)	1.07%	1.06%	1.04%	1.12%	1.13%	1.00%	1.04%	1.24%	1.27%	1.25%	1.21%	1.30%
Effective income tax rate	22.7%	19.0%	25.0%	23.5%	23.0%	22.6%	23.6%	22.7%	23.2%	25.4%	20.3%	24.9%
Full time equivalent employees - end of period	1,866	1,866	1,885	1,908	1,892	1,892	1,845	1,898	2,012	1,635	1,635	1,630
Number of bank offices	100	100	100	100	99	99	99	99	99	67	67	67

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

Note: See the “Source of Information” Section Located at the End of this Document for a Discussion of the Data Included Herein.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2007				2006					2005		2004
	Sept. 30 / YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 / YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 / YTD	4th Quarter	Dec. 31 / YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$870,126	$870,126	$873,854	$891,359	$887,908	$887,908	$907,510	$882,891	$698,823	$604,112	$604,112	$596,428

Risk-Based Capital Data:
Tier 1 capital	$600,083	$600,083	$610,872	$603,885	$598,755	$598,755	$578,809	$554,405	$541,291	$581,393	$581,393	$550,310
Tier 2 capital	161,317	161,317	162,293	162,299	162,266	162,266	162,264	162,250	162,207	56,393	56,393	56,718

Total capital	761,400	761,400	773,165	766,184	761,021	761,021	741,073	716,655	703,498	637,786	637,786	607,028
Risk-adjusted assets	$6,256,930	$6,256,930	$6,190,247	$6,192,407	$6,259,983	$6,259,983	$6,363,958	$6,415,479	$6,355,337	$5,424,063	$5,424,063	$5,267,528
Tier 1 capital / risk-based assets	9.59%	9.59%	9.87%	9.75%	9.56%	9.56%	9.10%	8.64%	8.52%	10.72%	10.72%	10.45%
Total capital / risk-based assets	12.17%	12.17%	12.49%	12.37%	12.16%	12.16%	11.64%	11.17%	11.07%	11.76%	11.76%	11.52%
Leverage ratio	7.75%	7.75%	7.75%	7.52%	7.29%	7.29%	6.95%	6.59%	7.78%	8.16%	8.16%	8.16%
Tangible capital ratio	5.77%	5.77%	5.80%	5.82%	5.62%	5.62%	5.44%	4.72%	4.67%	6.30%	6.30%	6.43%
Tangible capital ratio, excluding OCI	6.25%	6.25%	6.26%	6.03%	5.81%	5.81%	5.46%	5.11%	4.94%	6.41%	6.41%	6.28%
Tangible equity / risk-based assets	7.01%	7.01%	7.28%	7.47%	7.32%	7.32%	7.10%	6.17%	6.19%	8.26%	8.26%	8.26%

Loan Performance Data:
Nonaccrual loans:
Commercial	$7,440	$7,440	$8,815	$9,318	$8,803	$8,803	$9,424	$9,841	$10,803	$9,092	$9,092	$11,267
Real estate - commercial	2,223	2,223	2,395	3,946	3,181	3,181	4,747	2,513	2,478	371	371	1,774
Real estate - construction	540	540	540	540	720	720	559	559	559	559	559	4,159
Real estate - 1-4 family	480	480	717	1,405	1,413	1,413	1,373	1,263	1,920	548	548	581
Direct consumer	1,972	1,972	2,324	2,197	1,920	1,920	1,199	1,090	1,225	1,244	1,244	1,250
Indirect consumer	116	116	136	176	172	172	157	181	193	176	176	166

Total nonaccrual loans	12,771	12,771	14,927	17,582	16,209	16,209	17,459	15,447	17,178	11,990	11,990	19,197
Renegotiated / restructured loans	—	—	—	—	—	—	—	—	—	—	—	—

Nonperforming loans	12,771	12,771	14,927	17,582	16,209	16,209	17,459	15,447	17,178	11,990	11,990	19,197
Foreclosed real estate	4,032	4,032	3,683	3,195	2,727	2,727	4,088	4,195	4,033	2,878	2,878	3,736

Nonperforming assets	16,803	16,803	18,610	20,777	18,936	18,936	21,547	19,642	21,211	14,868	14,868	22,933
Loans past due 90 days + and still accruing	21,421	21,421	19,633	15,603	12,810	12,810	11,296	14,185	10,693	8,958	8,958	2,658
Reserve for loan losses (RLL):
RLL	$61,412	$61,412	$62,391	$62,400	$62,370	$62,370	$62,370	$62,359	$62,320	$56,393	$56,393	$56,718
Loan loss provision	5,191	470	1,761	2,960	10,229	3,865	2,715	2,059	1,590	8,930	2,780	12,923
Net charge-offs by category:
Commercial	4,391	1,130	1,252	2,009	5,783	2,800	1,060	998	925	4,193	1,225	7,058
Real estate - commercial	105	5	41	59	1,394	278	511	546	59	1,167	608	1,370
Real estate - construction	214	—	18	196	—	—	—	—	—	—	—	355
Real estate - 1-4 family	145	9	10	126	138	9	49	52	28	96	—	108
Consumer	1,294	305	449	540	2,872	778	1,084	457	553	3,799	837	3,718

Total net charge-offs	6,149	1,449	1,770	2,930	10,187	3,865	2,704	2,053	1,565	9,255	2,670	12,609
NPA ratios:
Nonperforming loans / loans	0.26%	0.26%	0.30%	0.35%	0.32%	0.32%	0.34%	0.31%	0.34%	0.28%	0.28%	0.46%
Nonperforming assets /loans + foreclosed real estate	0.34%	0.34%	0.38%	0.42%	0.38%	0.38%	0.42%	0.39%	0.42%	0.35%	0.35%	0.55%
Nonperforming assets + loans past due 90 days
/ loans + foreclosed real estate	0.77%	0.77%	0.78%	0.73%	0.63%	0.63%	0.65%	0.67%	0.63%	0.55%	0.55%	0.62%
Nonperforming assets / total assets	0.21%	0.21%	0.23%	0.25%	0.22%	0.22%	0.25%	0.23%	0.24%	0.21%	0.21%	0.33%
Loan loss ratios:
RLL / loans	1.25%	1.25%	1.27%	1.25%	1.25%	1.25%	1.23%	1.24%	1.24%	1.31%	1.31%	1.37%
RLL / nonperforming loans	480.87%	480.87%	417.97%	354.91%	384.79%	384.79%	357.24%	403.70%	362.79%	470.33%	470.33%	295.45%
Net charge-offs to average net loans	0.17%	0.12%	0.14%	0.24%	0.21%	0.30%	0.21%	0.16%	0.15%	0.22%	0.25%	0.30%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.

Source of Information:

The information and statistical data contained herein have been prepared by First Midwest Bancorp, Inc. and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. The balance sheet and income statement information contained herein as of each year end, and for the years then ended, are derived from financial statements and footnote information audited by Ernst & Young LLP, First Midwest's independent external auditors. The quarterly balance sheet and income statement information contained herein is derived from quarterly financial statements and footnote information upon which Ernst & Young LLP has rendered a Quarterly Review Report.

First Midwest Bancorp, Inc. is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with First Midwest Bancorp, Inc. or any of its subsidiaries.

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